SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 19, 2005

Intersil Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-29617	59-3590018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Murphy Ranch Road, Milpitas, CA	95035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 432-8888

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 and Item 7.01. Regulation FD disclosure and Results of Operations and Financial Condition

On October 19, 2005, Intersil Corporation issued a press release announcing its financial results for its third quarter ended September 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report pursuant to Item 2.02 and Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release dated October 19, 2005 announcing Intersil Corporation’s financial results for its third quarter ended September 30, 2005.

SIGNATURE

Pursuant to the requirements of the Signature Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTERSIL CORPORATION

Date:	October 19, 2005	By:		/S/ THOMAS C. TOKOS
			Name: Title:	Thomas C. Tokos Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

EX-99.1	Press Release issued by Intersil Corporation on October 19, 2005.